SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.

          Date of Report (Date of Earliest Event Reported): May 6, 2003
                                                            -----------


                           ASHCROFT HOMES CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Colorado                      0-33437                         31-1664473
---------------                 ---------                    ------------------
(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)


  56 Inverness Drive East, Suite 105
       Englewood, Colorado                                            80112
----------------------------------------                            ----------
(Address of Principal Executive Offices)                            (Zip Code)


        Registrant's telephone number including area code: (303) 799-6194
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     c.   Exhibits.

          16. Letter from former certifying accountant, Hausser + Taylor, LLP dated May 13, 2003.



                                    SIGNATURE


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  ASHCROFT HOMES CORPORATION



Date:    May 15, 2003                             By: /s/ Joseph A. Oblas
       --------------                                 --------------------------
                                                      Joseph A. Oblas, President